UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 1, 2008

WILLIS GROUP HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)
Bermuda
(Jurisdiction of incorporation or organization)

001-16503	98-0352587
(Commission file number)	(I.R.S. Employer Identification No.)
c/o Willis Group Limited
51 Lime Street, London, EC3M 7DQ, England
(Address of principal executive offices)
(011) 44-20-3124-6000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1
This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed under Items 1.01, 2.01, 2.03 and 9.01 on October 6, 2008 (the “Initial 8-K”), which reported the completion of the acquisition of Hilb Rogal & Hobbs Company (“HRH”) by Willis Group Holdings Limited (“Willis”) through the merger of HRH with and into Hermes Acquisition Corp., a wholly owned subsidiary of Willis, and the financing arranged by Willis in connection with the acquisition. Pursuant to this Amendment No. 1, Willis hereby amends and supplements Item 9.01 of the Initial 8-K to file the historical financial statements of HRH under Item 9.01(a) and the pro forma financial information under 9.01(b) not filed with the Initial 8-K and to update the consent of the independent registered public accounting firm.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
     Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the attached audited financial statements of HRH were omitted from the disclosure contained in the Initial 8-K. The audited consolidated financial statements of HRH for the years ended December 31, 2007, 2006 and 2005 are being incorporated herein by reference from HRH’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (“SEC”) on February 29, 2008 and included as Exhibit 99.1 to this Current Report on Form 8-K.
     The unaudited consolidated financial statements of HRH for the interim periods ended March 31, 2008 and June 30, 2008 are being incorporated by reference from HRH’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2008 and June 30, 2008, as filed with the SEC on May 2, 2008 and August 11, 2008, respectively, and included as Exhibits 99.2 and 99.3 respectively to this Current Report on Form 8-K.
     (b) Pro Forma Financial Information.
     The unaudited pro forma condensed combined financial information of Willis, giving effect to the acquisition of HRH, as of and for the six months ended June 30, 2008 and for the year ended December 31, 2007 is filed as Exhibit 99.4.
     The unaudited pro forma condensed combined financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of the financial results that would have been attained had the acquisition of HRH by Willis occurred on the dates referenced above and should not be viewed as indicative of the operations or financial position of the combined company in future periods.
     (d) Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP

99.1	Audited consolidated financial statements of HRH for the years ended December 31, 2007, 2006 and 2005 (incorporated by reference to the Hilb Rogal & Hobbs Company’s Form 10-K (File No. 000-15981) filed on February 29, 2008)

99.2	Unaudited consolidated financial statements of HRH for the quarterly period ended March 31, 2008 (incorporated by reference to the Hilb Rogal & Hobbs Company’s Form 10-Q for the quarter ended March 31, 2008 (File No. 000-15981) filed on May 2, 2008)

99.3	Unaudited consolidated financial statements of HRH for the quarterly period ended June 30, 2008 (incorporated by reference to the Hilb Rogal & Hobbs Company’s Form 10-Q for the quarter ended June 30, 2008 (File No. 000-15981) filed on August 11, 2008)

99.4	Unaudited pro forma condensed combined financial information of Willis as of and for the six months ended June 30, 2008 and for the year ended December 31, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Willis Group Holdings Limited
By:	/s/ Patrick C. Regan
Patrick C. Regan
Group Chief Operating Officer and Group Chief Financial Officer

Date: October 21, 2008

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP

99.1	Audited consolidated financial statements of HRH for the years ended December 31, 2007, 2006 and 2005 (incorporated by reference to the Hilb Rogal & Hobbs Company’s Form 10-K (File No. 000-15981) filed on February 29, 2008)

99.2	Unaudited consolidated financial statements of HRH for the quarterly period ended March 31, 2008 (incorporated by reference to the Hilb Rogal & Hobbs Company’s Form 10-Q for the quarter ended March 31, 2008 (File No. 000-15981) filed on May 2, 2008)

99.3	Unaudited consolidated financial statements of HRH for the quarterly period ended June 30, 2008 (incorporated by reference to the Hilb Rogal & Hobbs Company’s Form 10-Q for the quarter ended June 30, 2008 (File No. 000-15981) filed on August 11, 2008)

99.4	Unaudited pro forma condensed combined financial information of Willis as of and for the six months ended June 30, 2008 and for the year ended December 31, 2007

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